UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 7, 2010

POLYPORE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-32266	43-2049334
(Commission File Number)	(IRS Employer Identification No.)

11430 North Community House Road, Suite 350, Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

(704) 587-8409

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Polypore International, Inc. will be presenting at the J.P. Morgan Diversified Industries Conference at the J.P. Morgan Conference Center at 383 Madison Avenue (at 47th Street) in New York, NY on June 8-9, 2010.  A link to the webcast can be found at the Investor Relations section under Events & Presentations of the company’s website, http://investor.polypore.net, and will be available for replay for 30 days.

Polypore International, Inc. will be presenting at the William Blair Growth Stock Conference at the Four Seasons Hotel at 120 East Delaware Place in Chicago, IL on June 15-17, 2010.  A link to the webcast can be found at the Investor Relations section under Events & Presentations of the company’s website, http://investor.polypore.net, and will be available for replay for 30 days.

Copies of the slide presentations from these conferences are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are also posted to the Investor Relations section of Polypore’s website at http://investor.polypore.net/.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	J.P. Morgan Investor Conference Presentation
99.2	William Blair Investor Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYPORE INTERNATIONAL, INC.
(Registrant)

Date: June 7, 2010	By:	/s/ Lynn Amos
Lynn Amos
Chief Financial Officer